Exhibit 10.22

SECOND AMENDMENT TO SUB-LICENSE AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”) is made to the Sub-License Agreement by and between Miromatrix Medical Inc., a Delaware corporation with .a principal place of business at 10399 West 70th Street, Eden Prairie; MN 55334 USA (hereinafter “Miromatrix”), and Texas. Heart Institute, a Texas non-profit corporation with a principal place of business 01.6770 Bertner, Suite C 550, Houston, Texas 77030 (hereinafter “THI”), which has an effective date of October 1, 2013 (“Agreement”). Miromatrix and THI may be referred to as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, on or about April 1, 2014, the Parties executed a First Amendment to the Agreement (“First Amendment”); and

WHEREAS, the Parties desire to execute this Second Amendment to the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound thereby, the Parties agree as follows:

The attached Exhibit B (Milestones) hereby supersedes and replaces original. Exhibit B to the Agreement in its entirety. The original Exhibit B to the Agreement shall no longer have any force or effect. All other Sections, terms, and provisions of the Agreement remain unchanged by this Second Amendment. All Sections, terms, and provisions of the First Amendment remain unchanged by this Second Amendment.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Second Amendment to the Agreement, effective as of the date of the last signature of a Party set forth below.

MIROMATRIX MEDICAL INC.		TEXAS HEART INSTITUTE

By:	/s/ Jeff Ross	By:	/s/ Fred Zeidman
	Jeff Ross		Fred Zeidman
	President & CEO		Chief Financial Officer

Date:	9/25/2018	Date:	9/25/2018

EXHIBIT B

WHOLE HEART MAJOR MILESTONES

Milestone 1 - Cardiac Source and Characterization (.75 years, complete 9/30/2014)

•	Define cardiac decellularization process from porcine sources

•	Characterize the cardiac matrix and identify key process

•	Define cardiac decellularization production process

Milestone 2:- Human Sized Whole Heart Recellularization (5 years, complete 9/30/2019)

Recellularization of the Whole Heart (3.5 years)

•	Evaluate vascular and parenchymal human cell sources including for example iPS cells for cardiac recellularization

•	Identify human cell sources and define regulatory strategy in consultation with

•	Miromatrix

Functional Characterization of Human Sized Heart with Human Cells (1.5 years)

•	Demonstrate functional whole heart recellularization in three separate hearts as defined by:

o	Contractile function and drug responsiveness consistent with human physiology.

Milestone 3 - Preclinical Lame Animal Safety/Efficacy Studies of Human Sized Hearts with Human Cells (3 years, complete 9/30/2021)

•	Complete acute large animal preclinical studies

o	Whole heart transplantation that successfully demonstrates cardiac function and acute stability for 6 hours in three animals

•	Complete chronic large animal preclinical studies

o	Whole heart transplantation that successfully demonstrates sustained cardiac function for 45 days following transplantation in three animals

Milestone 4 - Whole Human Sized Heart with Human Cells Productions and GLP Preclinical Studies (2 year, complete 9/30/2022 or at end of follow-up period required by FDA)

•	Complete GLP preclinical studies for follow up period required by FDA to demonstrate efficacy and to support IND submission

•	Define release criteria to demonstrate safety for IND application

B-1

Milestone 5 - IND Submission (1.5 year. complete 3/31/2023)

•	Validate product SOPs for GLP and make available all data and documentation to Miromatrix

•	File FDA regulatory submission for Phase I safety trials

Milestone 6 - First in Human Clinical Trial (THI will send data from 3 patient trials within 3 months following the end of the FDA specified follow-up period for 3 patients enrolled.).

•	Complete first in human clinical study (3 patients)

Milestone 7 - Phase I/II Clinical Trials (complete 2 years after end of FDA specified follow-up period for patients enrolled)

•	Complete within 18 months or timeline designated by FDA for Phase II clinical trials (5-10 patients)

•	Potential for Phase I/11 initial study and compassionate use

Milestone 8 - Phase III Pivotal Clinical Trial (complete 3 years after end of FDA specified follow-up period for patients enrolled)

•	Complete pivotal trial to demonstrate efficacy of whole heart transplantation

•	Shortened clinical trial period to reflect potential for orphan status

Milestone 9 - PMA Approval (1 Year after Milestone 8)

•	File PMA submission with FDA

B-2